Financial Risk Management	6 Months Ended
Dec. 31, 2021
Disclosure Of Financial Risk Management [Abstract]
Financial Risk Management

9. Financial risk management

This note explains the Group’s exposure to financial risks and how these risks could affect the Group’s future financial performance. Current year profit and loss information has been included where relevant to add further context.

Risk	Exposure arising from	Measurement	Management
Market risk – currency risk	Future commercial transactions Recognized financial assets and liabilities not denominated in the functional currency of each entity within the Group	Cash flow forecasting Sensitivity analysis

The future cash flows of each currency are forecast and the quantum of cash reserves held for each currency are managed in line with future forecasted requirements. Cross currency swaps are undertaken as required.

Market risk – interest rate risk	Long-term borrowings at floating rates	Sensitivity analysis	The facility can be refinanced and/or repaid. Interest rate swaps can be entered into to convert the floating interest rate to a fixed interest rate as required.
	Term deposits at fixed rates	Sensitivity analysis	Vary length of term deposits, utilize interest bearing accounts and periodically review interest rates available to ensure we earn interest at market rates.

Market risk – price risk	Long-term borrowings	Sensitivity analysis	Forecasts of net sales of the product underlying the NovaQuest borrowing arrangement are updated on a quarterly basis to evaluate the impact on the carrying amount of the financial liability.

Credit risk	Cash and cash equivalents, and trade and other receivables	Aging analysis Credit ratings	Only transact with the best risk rated banks available in each region giving consideration to the products required.

Liquidity risk	Cash and cash equivalents Borrowings	Rolling cash flow forecasts	Future cash flows requirements are forecasted and capital raising strategies are planned to ensure sufficient cash balances are maintained to meet the Group’s future commitments
a.	Market risk

(i) Currency risk

The Group has foreign currency amounts owing relating to clinical, regulatory and overhead activities and foreign currency deposits held primarily in the Group’s Australian based entity, whose functional currency is the A$. The Group also has foreign currency amounts owing in the Group’s Swiss and Singapore based entities, whose functional currencies are the US$. The Group also has foreign currency amounts owing in various other non-US$ currencies in A$ and US$ functional currency entities in the Group relating to clinical, regulatory and overhead activities. These foreign currency balances give rise to a currency risk, which is the risk of the exchange rate moving, in either direction, and the impact it may have on the Group’s financial performance.

Currency risk is minimized by ensuring the proportion of cash reserves held in each currency matches the expected rate of spend of each currency.

As of December 31, 2021, the Group held 96% of its cash in USD, and 4% in AUD. As of June 30, 2021, the Group held 89% of its cash in USD, and 11% in AUD.

(ii) Cash flow and fair value interest rate risk

The Group’s main interest rate risk arises from long-term borrowings with a floating interest rate, which exposes the Group to cash flow interest rate risk. As interest rates fluctuate, the amount of interest payable on financing where the interest rate is not fixed will also fluctuate. This interest rate risk is managed by interest rate swaps which can be entered into to convert the floating interest rate to a fixed interest rate as required. Additionally, the Group can repay its loan facility at its discretion and can also refinance if the terms are suitable in the marketplace or from the existing lender.

The exposure of the Group’s borrowing to interest rate changes were as follows:

	As of		As of
	December 31, 2021		June 30, 2021
(in U.S. dollars, in thousands, except percent data)	Total	% of total borrowings	Total	% of total borrowings
Financial liabilities
Current borrowings
Variable rate borrowings - Hercules	—	0%	52,864	55%
Non-current borrowings
Variable rate borrowings - Hercules	—	0%	—	0%
	—	0%	52,864	55%

An analysis by maturities is provided in Note 9(c) below. The percentage of total loans shows the proportion of loans that are currently at variable rates in relation to the total amount of borrowings.

The borrowings which expose the Group to interest rate risk are described in the table below, together with the maximum and minimum interest rates being earned as of December 31, 2021 and June 30, 2021. The effect on profit is shown if interest rates change by 5%, in either direction, is as follows:

	As of			As of
	December 31, 2021			June 30, 2021
(in U.S. dollars, in thousands, except percent data)	Low	High	USD	Low	High	USD
Borrowings - USD	0.00%	0.00%	0(1)	9.70%	9.70%	52,864(1)
Rate increase by 5%	0.00%	0.00%	—	10.19%	10.19%	243
Rate decrease by 5%	0.00%	0.00%	—	9.22%	9.22%	(243)

(1)

Effect on profit/loss of interest rate changes is based on the loan principal amount of nil as of December 31, 2021, and loan principal amount of $50.0 million as of June 30, 2021. In November 2021, proceeds provided by Oaktree were used to repay the outstanding balance with Hercules.

The Group is also exposed to interest rate movements which impacts interest income earned on its deposits and at call accounts. The interest income derived from these balances can fluctuate due to interest rate changes. This interest rate risk is managed by periodically reviewing interest rates available for suitable interest bearing accounts to ensure we earn interest at market rates. The Group ensures that sufficient funds are available, in at call accounts, to meet the working capital requirements of the Group.

The deposits held which derive interest revenue are described in the table below, together with the maximum and minimum interest rates being earned as of December 31, 2021 and June 30, 2021. The effect on profit is shown if interest rates change by 10%, in either direction, is as follows:

	As of			As of
	December 31, 2021			June 30, 2021
(in U.S. dollars, in thousands, except percent data)	Low	High	USD	Low	High	USD
Funds invested - USD	0.00%(1)	0.00%(1)	75,791	0.00%(1)	0.00%(1)	107,564
Rate increase by 10%	0.03%(1)	0.03%(1)	23	0.03%(1)	0.03%(1)	32
Rate decrease by 10%	0.03%(1)	0.03%(1)	(23)	0.03%(1)	0.03%(1)	(32)

AUD	Low	High	AUD	Low	High	AUD
Funds invested - AUD	0.30%	0.30%	600	0.24%	0.24%	600
Rate increase by 10%	0.33%	0.33%	0	0.26%	0.26%	0
Rate decrease by 10%	0.27%	0.27%	(0)	0.22%	0.22%	(0)

(1)	The interest rate reduced to 0% for the period ended December 31, 2021. The sensitivity assumes the interest rate to increase or decrease by 0.03%, which is consistent with prior periods.

(iii) Price risk

Price risk is the risk that future cash flows derived from financial instruments will be altered as a result of a market price movement, which is defined as movements other than foreign currency rates and interest rates. The Group is exposed to price risk which arises from long-term borrowings under its facility with NovaQuest, where the timing and amounts of principal and interest payments is dependent on net sales of remestemcel-L for the treatment of SR-aGVHD in pediatric patients in the United States and other territories excluding Asia. As net sales of remestemcel-L for the treatment of SR-aGVHD in pediatric patients in these territories increase/decrease, the timing and amount of principal and interest payments relating to this type of financing arrangement will also fluctuate, resulting in an adjustment to the carrying amount of the financial liability. The adjustment is recognized in the Income Statement as remeasurement of borrowing arrangements within finance costs in the period the revision is made.

The exposure of the Group’s borrowing to price rate changes are as follows:

	As of		As of
	December 31, 2021		June 30, 2021
(in U.S. dollars, in thousands, except percent data)	Total	% of total borrowings	Total	% of total borrowings
Financial liabilities
Current borrowings
Borrowings - NovaQuest	367	0%	336	0%
Non-current borrowings
Borrowings - NovaQuest	44,646	49%	41,045	45%
	45,013	49%	41,381	45%

As at December 31, 2021, all other factors held constant, a 20% increase in the forecast net sales of remestemcel-L for the treatment of SR-aGVHD in pediatric patients in the United States and other territories excluding Asia would increase non-current borrowing and decrease profit by $0.3 million, whereas a 20% decrease in the net sales of remestemcel-L for the treatment of SR-aGVHD in pediatric patients in the United States and other territories excluding Asia would decrease non-current borrowings and increase profit by $0.3 million.

The Group is also exposed to price risk on contingent consideration provision balances, as expected unit revenues are a significant unobservable input used in the level 3 fair value measurements. As at December 31, 2021, all other factors held constant, the increase/decrease in price assumptions adopted in the fair value measurements of the contingent consideration provision are discussed in Note 5(e)(iv).

The Group does not consider it has any exposure to price risk other than those already described above.

b.	Credit risk

Credit risk is the risk that one party to a financial instrument will fail to discharge its obligation and cause financial loss to the other party. The maximum exposure to credit risk at the end of the reporting period is the carrying amount of each class of financial assets as mentioned in Note 5.

c.	Liquidity risk

Liquidity risk is the risk that the Group will not be able to pay its debts as and when they fall due. Liquidity risk has been assessed in Note 1(i).

All financial liabilities, excluding contingent consideration, borrowings and lease liabilities, held by the Group as of December 31, 2021 and June 30, 2021, are non-interest bearing and mature within 6 months. The total contractual cash flows associated with these liabilities equate to the carrying amount disclosed within the financial statements.

As of December 31, 2021, the maturity profile of the anticipated future contractual cash flows on an undiscounted basis, and which therefore differs from the carrying value, is as follows:

(in U.S. dollars, in thousands)	Within 1 year	Between 1-2 years	Between 2-5 years	Over 5 years	Total contractual cash flows	Carrying amount
Borrowings(1)(2)	(6,485)	(12,729)	(154,669)	—	(173,883)	(91,745)
Trade payables	(20,919)	—	—	—	(20,919)	(20,919)
Lease liabilities	(4,067)	(3,621)	(4,960)	—	(12,648)	(11,431)
Contingent consideration(3)	(1,094)	(2,066)	(9,617)	—	(12,777)	(6,500)
	(32,565)	(18,416)	(169,246)	—	(220,227)	(130,595)

(1)

Contractual cash flows include payments of principal, interest and other charges. Interest is calculated based on debt held at December 31, 2021 without taking into account drawdowns of further tranches.

(2)

In relation to the contractual maturities of the NovaQuest borrowings, there is variability in the maturity profile of the anticipated future contractual cash flows given the timing and amount of payments are calculated based on our estimated net sales of remestemcel-L for the treatment of pediatric SR-aGVHD.

(3)

In relation to the contractual maturities of the royalty payments related to contingent consideration, there is variability in the maturity profile of the anticipated future contractual cash flows given the timing and amount of payments are calculated based on our estimated net sales of remestemcel-L for the treatment of children and adults with aGVHD. The carrying amount reflects the discounted and probability adjusted contractual balance. Product royalties will be payable in cash which will be funded from royalties received from net sales. With respect to future milestone payments, contingent consideration will be payable in cash or shares at our discretion. The carrying amount reflects the discounted and probability adjusted contractual balance related to royalty payments.

Purchase commitments

In December 2019, the Group commenced production under its manufacturing service agreement with Lonza for the supply of commercial product for the potential approval and launch of remestemcel-L for the treatment of pediatric SR-aGVHD in the US market. This agreement contains lease and non-lease components. As of December 31, 2021, the agreement contains a minimum remaining financial commitment of the non-lease component of $20.1 million, payable until June 2024. The Group has accounted for the lease component within the agreement as a lease liability separately from the non-lease components. As of December 31, 2021, the lease component is $4.4 million on an undiscounted basis, as disclosed within the total contractual cash flows as lease liabilities in Note 9(c).

The Group have agreements with third parties related to contract manufacturing and other goods and services. As of December 31, 2021, the Group had $6.8 million of non-cancellable purchase commitments related to raw materials, manufacturing agreements and other goods and services, which are expected to be paid through 2022. This amount represents our minimum contractual obligations, including termination fees. Certain agreements provide for termination rights subject to termination fees. Under such agreement, the Group are contractually obligated to make certain payments, mainly, to reimburse them for their unrecoverable outlays incurred prior to cancellation.

The Group did not have any other purchase commitments as of December 31, 2021.